UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2023

KNOW LABS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37479	90-0273142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Union Street, Suite 810, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

(206) 903-1351
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	KNW	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 22, 2023, Know Labs, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders. The results of the Annual Meeting of Stockholders are set forth below. Each of the matters considered at the meeting were described in detail in the definitive proxy statement on Schedule 14A that the Company filed with the Securities and Exchange Commission on August 4, 2023.

Proposal No. 1 – Elected four nominees to serve on the Board until the 2024 Annual Meeting of Stockholders as follows:

Director Nominee	For	Withhold	Broker Non-Vote
Ronald P. Erickson	14,875,891	619,796	N/A
Jon Pepper	14,242,181	1,253,506	N/A
Ichiro Takesako	13,907,483	1,588,204	N/A
William A. Owens	14,613,488	882,199	N/A

Proposal No. 2 – Approved and ratified the appointment of BPM, LLP of Walnut Creek, CA as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023 as follows:

For	Against	Abstain	Broker Non-Vote
28,199,571	946,043	39,490	-

Proposal No. 3 – Approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement as follows:

For	Against	Abstain	Broker Non-Vote
13,800,174	1,310,448	385,065	13,689,417

Proposal No. 4 – Approved, by a non-binding advisory vote, the frequency of 1 year for future advisory votes on the compensation of the Company’s named executive officers as follows

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
14,756,773	97,577	577,836	63,501	N/A

In light of the results of the votes of our stockholders with respect to Proposal No. 4, the Company has determined that future advisory votes on the compensation of our named executive officers will be conducted every one year. The Company’s board of directors will re-evaluate this determination after the next stockholder advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2023	KNOW LABS, INC.

/s/ Ronald P. Erickson
Name: Ronald P. Erickson
Title: Chairman of the Board

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